UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	February 6, 2012

Kenexa Corporation (Exact Name of Issuer as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	000-51358 (Commission File Number)	23-3024013 (I.R.S. Employer Identification Number)

650 East Swedesford Road, Wayne, Pennsylvania (Address of Principal Executive Offices)	19087 (Zip Code)

(610) 971-9171 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01                      Regulation FD Disclosure

On February 6, 2012, the Company issued a press release which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Form 8-K under Item 7.01 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01                      Exhibits

Exhibit No.	Description

99.1	Press Release, entitled “ Kenexa Agrees to Acquire OutStart, a Leading Provider of Next Generation e-Learning Solutions,” issued by the company on February 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENEXA CORPORATION

Date: February 6, 2012	By:	/s/ Donald F. Volk
Donald F. Volk
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, entitled “Kenexa Agrees to Acquire OutStart, a Leading Provider of Next Generation e-Learning Solutions,” issued by the company on February 6, 2012.